Exhibit 10.18(c)
THE TRADE DESK, INC.
2025 INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE

The Trade Desk, Inc. (the “Company”), pursuant to its 2025 Incentive Award Plan (as may be amended from time to time, the “Plan”), hereby grants to the individual listed below (the “Participant”), the number of shares of Class A Common Stock, par value $0.000001 per share, of the Company (the “Shares”), set forth below. This Restricted Stock award (the “Award”) is subject to all of the terms and conditions set forth in this Restricted Stock Award Grant Notice (“Grant Notice”), the Restricted Stock Award Agreement attached hereto as Exhibit A (together, the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

Participant:	[__________]
Grant Date:	[__________]
Number of Shares of Restricted Stock:	[__________]
Vesting Commencement Date:	[__________]
Vesting Schedule:	[__________]

By his or her signature below, the Participant agrees to be bound by the terms and conditions of the Plan and this Agreement and the Company’s Policy Regarding the Effect of Leaves of Absence on Equity Awards, as adopted by the Board on December 23, 2020 (and as may be amended, restated and/or updated from time to time). The Participant has reviewed this Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Grant Notice, the Agreement and the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions and/or interpretations of the Administrator upon any questions arising under the Plan or the Agreement. In addition, by signing below, the Participant also agrees that the Company may satisfy any withholding obligations in accordance with Section 3.1 of this Agreement by withholding Shares otherwise issuable to the Participant upon vesting of the Award, or, in the Administrator’s sole discretion, by using any other method permitted by Section 3.1 of the Agreement or Section 11.2 of the Plan. If the Participant is either married or in a registered domestic partnership, his or her spouse or registered domestic partner has signed the Consent of Spouse or Registered Domestic Partner attached to this Grant Notice as Exhibit B.

THE TRADE DESK, INC.		PARTICIPANT
By:		By:
Print Name:		Print Name:
Title:
Address:	42 N. Chestnut St.
	Ventura, CA 93001	Email:
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EXHIBIT A
TO RESTRICTED STOCK AWARD GRANT NOTICE
RESTRICTED STOCK AWARD AGREEMENT
Pursuant to this Restricted Stock Award Agreement (this “Agreement”) and the Restricted Stock Grant Notice to which this Agreement is attached (the “Grant Notice”), the Company hereby grants to the Participant under the Plan the number of Shares of Restricted Stock indicated in the Grant Notice.

ARTICLE I.
GENERAL
A.1.1    Plan, Leave Policy, Incorporated by Reference. Notwithstanding anything to the contrary anywhere else in this Agreement, the Shares of Restricted Stock granted hereby are subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference and which shall control in the event of any inconsistency between this Agreement and the Plan. Without limiting the applicability of any other Company Policy hereto, this Restricted Stock Award is expressly made subject to the Company’s Policy Regarding the Effect of Leaves of Absence on Equity Awards, as adopted by the Board on December 23, 2020 (and as may be amended, restated and/or updated from time to time).

ARTICLE II.
TERMS AND CONDITIONS OF SHARES OF RESTRICTED STOCK

2.1    Grant of Shares of Restricted Stock. In consideration of the Participant’s past and/or continued employment with or service to the Company or any Subsidiary and for other good and valuable consideration which the Administrator has determined exceeds the aggregate par value of the Shares subject to the Award as of the Grant Date, effective as of the Grant Date set forth in the Grant Notice, the Company hereby grants to the Participant an award of Restricted Stock, upon the terms and conditions set forth in the Plan and this Agreement. In consideration of this grant of the Award, the Participant agrees to render faithful and efficient services to the Company or its affiliates.
2.2    Issuance of Shares.
    (a)    Book Entry Form; Certificates. At the sole discretion of the Administrator, the Shares will be issued in either (i) uncertificated form, with the Shares recorded in the name of the Participant in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement, and upon vesting and the satisfaction of all conditions set forth in Sections 2.3(a) and 3.2 hereof, the Company shall remove such notations on any such vested Shares in accordance with Section 2.2(d) below; or (ii) certificated form pursuant to the terms of Sections 2.2(b), (c) and (d) below.
    (b)    Legend. Certificates representing Shares issued pursuant to this Agreement shall, until all Restrictions (as defined below) imposed pursuant to this Agreement lapse or have been removed and the Shares have thereby become vested or the Shares represented thereby have been forfeited hereunder, bear the following legend (or such other legend as shall be determined by the Administrator):
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE

UNDER THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT, BY AND BETWEEN THE TRADE DESK, INC. AND THE REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”
(c)    Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint may retain physical custody of any certificates representing the Shares until all of the Restrictions lapse or shall have been removed; in such event, the Participant shall not retain physical custody of any certificates representing unvested Shares issued to him or her. The Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as the Participant’s attorney(s)-in-fact to effect any transfer of unvested forfeited Shares (or Shares otherwise reacquired by the Company hereunder) to the Company as may be required pursuant to the Plan or this Agreement and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.
(d)    Removal of Notations; Delivery of Certificates Upon Vesting. As soon as administratively practicable after the vesting of any Shares subject to the Award pursuant to Section 2.3(a) hereof, the Company shall, as applicable, either remove the notations on any Shares subject to the Award issued in book entry form which have vested or deliver to the Participant a certificate or certificates evidencing the number of Shares subject to the Award which have vested (or, in either case, such lesser number of Shares as may be permitted pursuant to Section 11.2 of the Plan). The Participant (or the beneficiary or personal representative of the Participant in the event of the Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances required by the Company. The Shares so delivered shall no longer be subject to the Restrictions hereunder.
2.3    Restrictions.
(a)     Vesting and Lapse of Restrictions. The Award shall vest and Restrictions shall lapse in accordance with the vesting schedule set forth in the Grant Notice.
(b)    Forfeiture. Notwithstanding any contrary provision of this Agreement, upon the Participant’s Termination of Service for any or no reason, any Shares subject to the Award which have not vested prior to or in connection with such Termination of Service (after taking into consideration any accelerated vesting and lapsing of Restrictions, if any, which may occur in connection with such Termination of Service) shall thereupon be forfeited immediately and without any further action by the Company or the Participant, and the Participant shall have no further right or interest in or with respect to such Shares or such portion of the Award. For purposes of this Agreement, “Restrictions” shall mean the restrictions on sale or other transfer set forth in Section 4.3 hereof and the exposure to forfeiture set forth in this Section 2.3.
ARTICLE III.
TAX WITHHOLDING; RESTRICTIONS

    3.1    Tax Withholding. Without limiting any other provision of the Agreement, the Grant Notice or the Plan, the Company and its Subsidiaries shall be entitled to withhold Shares otherwise issuable under the Award or, in the Administrator’s discretion, to require a cash payment (or other form of payment determined in accordance with Section 11.2 of the Plan) by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant, in any case, any amounts required by federal, state or local tax law to be withheld with respect to the grant and/or vesting of the Award or the lapse of the Restrictions hereunder. The Company shall not be obligated to deliver any new certificate representing Shares to the Participant or the Participant’s legal representative or to enter any such Shares in book entry form unless and until such tax obligations have been satisfied.
    3.2    Conditions to Issuance of Stock Certificates. Subject to Section 2.2 above, any Shares deliverable under this Agreement may be either previously authorized but unissued Shares, treasury Shares or issued Shares which have been purchased on the open market. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares issued under this Agreement prior to fulfillment of the conditions set forth in Section 11.4 of the Plan. Notwithstanding the foregoing, the issuance of such Shares shall not be delayed to the extent that such delay would result in a violation of Section 409A of the Code. In the event that the Company delays the issuance of any Shares because it reasonably determines that the issuance of such Shares will violate federal securities laws or other applicable law, such issuance shall be made at the earliest date at which the Administrator reasonably determines that issuing such Shares will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii).
3.3    Rights as Stockholder. Except as otherwise provided herein, upon issuance of the Shares by the Company, the Participant shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

ARTICLE IV.
MISCELLANEOUS
    4.1    Section 83(b) Election. If, with the consent of the Administrator, the Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant hereby agrees to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
4.2    Administration. The Administrator shall have the power to interpret the Plan and this Agreement as provided in the Plan. All interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Participant, the Company and all other interested persons.
4.3    Transferability of Shares. Until the Restrictions hereunder lapse or expire pursuant to this Agreement and the Shares vest, and without limiting the generality of any other provision hereof, the Shares shall be subject to the restrictions on transferability set forth in Section 11.3 of the Plan.
4.4    Adjustments. Without limiting the generality of any other provision hereof, the Shares shall be subject to modification and termination in certain events as provided in this Agreement and Article 13 of the Plan.
4.5    Tax Consultation. The Participant understands that the Participant may suffer adverse tax consequences as a result of the grant or vesting of the Award and/or with the disposition of the Shares subject to the Award. The Participant represents that the Participant has consulted with any tax consultants the Participant deems advisable and that the Participant is not relying on the Company for any tax advice.

    4.6    Participant’s Representations.    The Participant shall, if required by the Company, concurrently with the issuance of Shares under this Agreement, make such written representations as are deemed necessary or appropriate by the Company and/or the Company’s counsel.

    4.7    Section 409A.    This Agreement and the Grant Notice shall be interpreted in accordance with the requirements of Section 409A of the Code. The Administrator may adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate to comply with the requirements of Section 409A of the Code or an available exemption thereof; provided, however, that the Administrator shall have no obligation to take any such action(s) or to indemnify any person from failing to do so.
4.8    Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee, Director, Consultant or other service provider of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and the Participant.
4.9    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the Award and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
4.10    Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, as well as all applicable state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan and this Agreement shall be administered, and the Award is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
4.11    Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. The Plan, in and of itself, has no assets.
4.12    Successors and Assigns. The Company or any Subsidiary may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company and its Subsidiaries. Subject to the restrictions on transfer set forth in this Article IV, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

4.13    Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof.
4.14    Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. Any notice shall be deemed duly given when sent via email or when sent by reputable overnight courier or by certified mail (return receipt requested) through the United States Postal Service.
4.15    Governing Law. The laws of the State of Nevada shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.
4.16    Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

EXHIBIT B
TO RESTRICTED STOCK AWARD GRANT NOTICE

CONSENT OF SPOUSE OR REGISTERED DOMESTIC PARTNER
I, _______________, spouse or registered domestic partner of _______________, have read and approve the Restricted Stock Award Grant Notice (the “Grant Notice”) to which this Consent of Spouse or Registered Domestic Partner is attached and the Restricted Stock Award Agreement (the “Agreement”) attached to the Grant Notice. In consideration of issuing to my spouse or registered domestic partner the Shares set forth in the Grant Notice, I hereby appoint my spouse or registered domestic partner as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the Class A common stock of The Trade Desk, Inc. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:
Signature of Spouse or Registered Domestic Partner

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